Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies [Abstract]
Commitments and Contingencies

22.  Commitments and Contingencies

(a) Commitments

As of December 31, 2016, future minimum commitments under non-cancelable agreements were as follows (in thousands):

	Rental	Bandwidth Purchases	Cooperation with Phoenix TV Group	Content Purchases	Property and Equipment, and Intangible Assets	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2017	24,916	25,461	6,708	14,762	2,094	4,338	78,279
2018	7,932	273	12,506	15,144	—	245	36,100
2019	5,702	—	5,510	9,578	—	—	20,790
2020	4,812	—	—	283	—	—	5,095
2021 and thereafter	3,960	—	—	495	—	—	4,455
Total	47,322	25,734	24,724	40,262	2,094	4,583	144,719

The amounts of cooperation with Phoenix TV Group are calculated according to the New Agreements (see Note 2(a)).

The rental expenses were approximately RMB39.8 million, RMB41.1 million and RMB 39.4 million (US$5.7 million) during the years ended December 31, 2014, 2015 and 2016, respectively, and were charged to the consolidated statements of comprehensive income when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2015 and 2016.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is currently a party to certain legal proceedings and claims which in the opinion of the Company’s management, adequate provisions have been recorded to cover the probable loss of those that can be reasonably estimated, while other claims are considered would not have material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows.

In relation to one of the claims in 2016 about the infringement of copyright and unauthorized selling on the Group’s website and mobile applications for a piece of literature work, the related claim for damage was approximately RMB235.8 million, however, the actual income the Group generated from such literature work was less than RMB1,500. As litigation is subject to inherent uncertainties and this case is at its preliminary stage, and based on the legal advice, the Group is currently unable to make an estimation of the amount of the reasonably possible loss or range of possible loss, if any. However, the Group’s view of these matters may change in the future and will review the need for any such liability on a regular basis.

Litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. There exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As mentioned in Note 15, as of December 31, 2015 and 2016, the Group had recorded uncertain tax positions of RMB18.4 million and RMB21.7 million (US$3.1 million), respectively.